EXIBIT 10.4

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE WARRANT SHARES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, (II) IN COMPLIANCE WITH THE LIMITATIONS OF RULE 144 UNDER THE ACT, OR (III) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS EXERCISE ARE ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT.


Warrant No. SXCR 1                        Number of Shares: 200,000

Date of Issuance: October 20, 2000


     SURGICARE, INC.

     Common Stock Purchase Warrant


     SurgiCare, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that DVI Financial Services Inc., a Delaware corporation, or its permitted transferees ("DVI" or the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after October 17, 2000 and on or before the date which 12 months following the satisfaction of the Company's obligations to DVI under that Promissory Note dated as of October 17, 2000, in original principal amount of $3,750,000 (the "Note"), at not later than 5:00 p.m. (Eastern time), 200,000 shares of Common Stock, par value $.005 per share, of the Company, at a purchase price of $ 3.00 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

         1.       Exercise.

     (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as
Exhibit I duly executed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment (by wire transfer) in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

     (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day (the "Exercise Date") on which this Warrant shall have been surrendered to the Company as provided in
Section 1(a) above. At such time, the Registered Holder shall be deemed to have become the holder of record of the Warrant Shares.

     (c) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 15 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes):

     (i) a certificate or certificates for the whole number of duly authorized, validly issued, fully paid and non-assessable Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

     (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise.

         2.       Adjustments.

     (a) General. The Purchase Price shall be subject to adjustment from time to time pursuant to the terms of this Section 2. All references to the Purchase Price herein shall, where the context requires, be deemed to include any such previous adjustments in accordance with the provisions hereof.

     (b) Diluting Issuances.

     (i) Definitions. For purposes of this Section 2, the following definitions shall apply:

     (A) "Option" shall mean rights, options or warrants to subscribe for, purchase, or otherwise acquire Common Stock or Convertible Securities, excluding options described in Section 2(b)(D)(i) below.

     (B) "Original Issue Date" shall mean the date on which this Warrant was first issued.

     (C)  "Convertible  Securities"  shall mean any  evidences of  indebtedness,
shares  or  other  securities   directly  or  indirectly   convertible  into  or
exchangeable for Common Stock, but excluding Options.

     (D) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 2(b)(ii) below, deemed to be issued) by the Company after the Original Issue Date for which the aggregate Consideration (as defined in Section 2 (b)(iv) below) received or to be received by the Company per share is less than the Purchase Price in effect on the date of and immediately prior to such issue, other than shares of Common Stock issued or issuable:

     (I) upon conversion or exchange of any Convertible Securities or exercise of any Options outstanding on the Original Issue Date;

     (II) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that are covered by Sections 2(c) or 2(d) below; or

     (III) pursuant to that Acquisition Agreement dated as of October 20, 2000, between and among the Company, Town & Country SurgiCare, Inc., Health - First Memorial Village Surgery Center, Ltd. and the other parties named therein.

     (ii) Issue of Securities Deemed Issue of Additional Shares of Common Stock. If the Company at any time or from time to time after the Original Issue Date shall issue (whether by sale or grant) any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 2(b)(iv) hereof) of the shares of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, would be less than the Purchase Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

     (A) No further adjustment in the Purchase Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

     (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, then upon the exercise, conversion or exchange thereof, the Purchase Price computed upon the original issuance thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

     (C) Upon the expiration or termination of any such unexercised Option, the Purchase Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Purchase Price;

     (D) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Purchase Price then in effect shall forthwith be readjusted to such Purchase Price as would have been obtained had the adjustment been made upon the basis of such change; and

     (E) No readjustment pursuant to clause (B) or (D) above shall have the effect of increasing the Purchase Price to an amount which exceeds the lower of
(i) the Purchase Price on the original adjustment date, or (ii) the Purchase Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

     (iii) Adjustment of Purchase Price Upon Issuance of Additional Shares of Common Stock. In the event the Company shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2(b)(ii), but excluding shares issued as a dividend or distribution or upon a stock split or combination as provided in Section 2(c)), without consideration or for a consideration per share less than the Purchase Price in effect on the date of and immediately prior to such issue, then and in such event, the Purchase Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Purchase Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which would be purchased, at the Purchase Price in effect immediately prior to such issue, for the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Common Stock so issued; and
(B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) for the purpose of this
Section 2(b)(iii), all shares of Common Stock issuable upon exercise, conversion or exchange of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) the number of shares of Common Stock deemed issuable upon exercise, conversion or exchange of such outstanding Options and Convertible Securities shall be determined without regard to any adjustments to the exercise or conversion price or rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation. For the avoidance of doubt, any shares of Common Stock held by the Company as treasury shares shall not be deemed to be outstanding.

     Notwithstanding the foregoing, the applicable Purchase Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.05 or more.

     (iv) Determination of Consideration. For purposes of this Section 2(b), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

     (A) Cash and Property: Such consideration shall:

     (I) insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends; (II) insofar as it consists of property other than cash, be computed at the fair market value thereof, as determined in good faith by the Board of Directors; and

     (III) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

     (B) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 2(b)(ii), relating to Options and Convertible Securities, shall be determined by dividing

     (x) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

     (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     (v) Multiple Closing Dates. In the event the Company shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then the Purchase Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

     (vi) Limitation. Notwithstanding anything in this Warrant to the contrary, in no event shall the Purchase Price be adjusted pursuant to this Section 2(b) to below $0.01 per share.

     (c) Recapitalizations. If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

     (d) Mergers, etc. If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in Section 2(c) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the
Registered Holder, such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

     (e) Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Purchase Price pursuant to Section 2(c), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

     (f) Certificate of Adjustment. When any adjustment is required to be made pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

     3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board of Directors of the Company.

     4. Transfer or Exchange of Warrant. This Warrant may not be assigned or transferred, in whole or in part, except: (a) to any direct or indirect wholly-owned subsidiary of the Registered Holder or to any entity which merges or consolidates with or acquires all or substantially all of the equity securities or assets of the Registered Holder, or (b) as provided in this
Section 4 and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (collectively, the "Securities Act"). Any purported transfer or assignment made other than in accordance with this Section 4 shall be null and void and of no force or effect.

     With respect to any transfer under Section 4(b):

     (i) Prior to any transfer of this Warrant, other than in an offering registered under the Securities Act, the Registered Holder shall notify the Company of its intention to effect such transfer, indicating the circumstances of the proposed transfer and, upon request, furnish the Company with an opinion of its counsel, in form and substance satisfactory to counsel for the Company, to the effect that the proposed transfer may be made without registration under the Securities Act or qualification under any applicable state securities laws. The Company will promptly notify the Registered Holder if the opinion of counsel furnished to the Company is satisfactory to counsel for the Company. Unless the Company notifies the Registered Holder within ten (10) days after its receipt of such opinion that such opinion is not satisfactory to counsel for the Company, the Registered Holder may proceed to effect the transfer.

     (ii) Unless a registration statement under the Securities Act is effective with respect to the Shares or any other security issued upon exercise of this Warrant, the certificate representing such Shares or other securities shall bear the following legend, in addition to any legend imposed by applicable state securities laws:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN CONJUNCTION WITH (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) IN COMPLIANCE WITH THE LIMITATIONS OF RULE 144 UNDER THE SECURITIES ACT, OR (III) PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED.

     5. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate, including such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable Warrant Shares, in order to protect the rights of the holder of this Warrant against impairment.

     6. Notices of Record Date, etc. In case:

     (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

     (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

     (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

     then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

     7. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. All Warrant Shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free and clear of all preemptive rights, and free from all taxes, liens and other charges with respect to the issue thereof by the Company. The Company will take all actions as may be necessary to assure that the Warrant Shares issued upon a valid exercise hereof may be issued by the Company without violation of any law or regulation, or of any requirement of any domestic securities exchange upon which any capital stock of the Company may be listed.

     8. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     9. Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the following address or to such other address as the Registered Holder shall specify by notice in accordance with this provision:

                           DVI Financial Services Inc.
                           2500 York Road
                           Jamison, Pennsylvania 18929
                           Attn.:  President
                           Fax:  215-488-5404

                  With a copy to:

                           DVI, Inc.
                           2500 York Road
                           Jamison, Pennsylvania 18929
                           Attn.:  Legal Department
                           Fax:  215-488-5415

     All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at 6699 Chimney Rock, Suite 105, Houston, Texas 77081, Attn: Chief Financial Officer. If the Company should at any time change the location of its principal office to a place other than as set forth above, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

     10. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     11. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     12. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the Registered Holder (in the case of a breach by the Company), or the Company (in the case of a breach by the Registered Holder), may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

     13. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     14. Governing Law. This Warrant will be governed by and construed in accordance with the laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

     15. Waiver of Jury Trial. THE COMPANY AND THE REGISTERED HOLDER WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON.


                                            SURGICARE, INC.


                                            By:________________________________
                                            Name:___________________________
                                            Title:____________________________



                                            DVI FINANCIAL SERVICES INC.

                                            By:________________________________
                                            Name:___________________________
                                            Title:____________________________

                                     EXHIBIT I

                                   PURCHASE FORM

To:      SurgiCare, Inc.                                     Dated:____________
         [Address]
         Attn:  Chief Financial Officer

     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $____________, representing the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of $______ in lawful money of the United States.

     Please issue a certificate or certificates representing the shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                                 (Name)






     The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


                                     Signature:        ________________________

                                              Address: ________________________

                                                       ________________________

                                    SIGNATURES
In accordance with the requirements of the Exchange Act, this report has been signed by the following persons on behalf of the Registrants and in the capacities and on the date indicated.
Date:    March 29, 2000                              REGISTRANT:

                                                   SurgiCare, Inc

                                             By: /s/ David Blumfield
                                                     Dr. David Blumfield
                                                     President, CEO and Director
                                                     Date: March 29, 2000
                                                By:  /s/ CHARLES S. COHEN
                                                     Charles S. Cohen
                                                     Chief Operating Officer
                                                     Date: March 29, 2000

                                                By:  /s/ JEFFERY PENSO
                                                     Dr. Jeffery Penso
                                                     Vice-President and Director
                                                     Date: March 29, 2000

                                                By:  /s/ SHERMAN NAGLER
                                                     Dr. Sherman Nagler
                                                     Secretary and Director
                                                     Date: March 29, 2000

                                                By:  /s/ MICHAEL MINEO
                                                     Dr. Michael Mineo
                                                     Treasure and Director
                                                     Date: March 29, 2000
                                                By:  /s/ SHIRLEY BROWNE
                                                     Dr. Shirley Browne
                                                     Director
                                                     Date: March 29, 2000
                                                By:  /s/ SON NGUYEN
                                                     Dr. Son Nguyen
                                                     Director
                                                     Date: March 29, 2000